Exhibit 10.2

Astrana

July 1, 2025

Prospect Medical Holdings, Inc.

3828 Delmas Terrace

Culver City, CA 90232

Attention: Von Crockett, Chief Executive Officer

Re: Closing and Post-Closing Reconciliation of Indemnification and Other Matters

Dear Mr. Crockett,

This Side Letter (this “Side Letter”) is delivered to Prospect Medical Holdings, Inc., a Delaware corporation (the “Seller Representative”) on behalf of PHP Holdings, LLC, a Delaware limited liability company (“PHPH”), PHS Holdings, LLC, a Delaware limited liability company (“PHS”), Prospect Intermediate Holdings, LLC, a Delaware limited liability company (“PIH” and together with PHPH and PHS, the “Prospect Equity Sellers”), and each of the entities set forth on Schedule C.1 attached to the Purchase Agreement (as defined below) (collectively, the “Prospect Asset Sellers” and, together with Prospect Equity Sellers, “Sellers”) by Astrana Health, Inc., a Delaware corporation (“Astrana”).

Reference is made to that certain Asset and Equity Purchase Agreement, dated as of November 8, 2024, by and among the Sellers, and the Seller Representative, on the one hand, and Astrana and each of the entities set forth on Schedule C.2 attached thereto (as updated to include additional buyer entities formed during the Interim Period for purposes of consummating the Transactions) (collectively with Astrana, “Buyer”) (such agreement, as amended pursuant to that certain Consent, Waiver and Amendment, dated as of April 7, 2025, by and among Astrana, the other entities identified as “Buyer” on the signature pages thereto, Sellers and the entities identified as the “Debt Financing Sources” on the signature pages thereto, collectively, the “Purchase Agreement”). Sellers and Buyer are collectively referred to as the “Parties” and each individually as a “Party.” Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement.

To facilitate, among other things, a mutually agreeable process to govern potential post-Closing indemnification claims and disputes and the post-Closing relationship among the Parties, the Parties have agreed to enter into this Side Letter in connection with the Closing, with such terms to be effective immediately upon the Closing. This Side Letter reflects the Parties’ mutual agreement with respect to the Closing and post-Closing reconciliation and resolution of indemnification matters, potential disputes, and certain other matters included in the term sheet attached hereto as Exhibit A (the “Term Sheet”) and incorporated herein (the “Post-Closing Reconciliations”). The Parties hereby agree that the Closing will be implemented in accordance with the Term Sheet and as set forth herein, and that the execution and delivery of this Side Letter is a condition to Closing pursuant to Section 2.2(w), Section 2.3(n), Section 8.2(d), and Section 8.3(c) of the Purchase Agreement, as applicable. In consideration of the premises and of the mutual covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.
Elimination of Escrows. The Parties agree that at the Closing, in lieu of Buyer’s obligation to deposit the Escrow Amount into the Escrow Account, Buyer will instead (i) withhold and retain, solely for its benefit, $35,500,000.00 (the “Buyer Credit”), such Buyer Credit to be deducted from the Purchase Price, and (ii) increase the amount of the Closing Payment by an amount equal to the difference between the Escrow Amount and the Buyer Credit as set forth in Closing Statement delivered at the Closing, a copy of which is attached hereto as Exhibit B (the “Closing Statement”). Buyer has agreed to the terms and conditions set forth herein, including Sections 2, 3 and 10 hereof. In connection with the foregoing, Sections 2.2(o), 2.3(i), 2.4(a), 3.3, 3.4, 3.5 and 3.6 of the Purchase Agreement shall be deemed void and of no further force or effect and the Parties agree that the finally determined Purchase Price reflected in the Closing Statement is final and binding on the Parties.
2.
Non-Recourse; No Survival.
a.
Following the Closing, and except with respect to (A) Sellers’ post-Closing covenants and obligations contained in Sections 7.4 (Public Disclosure; Confidentiality), 7.6 (Non-Competition; Non-Solicitation; Non-Disparagement), 7.7 (Release), 7.8 (Access to Records and Employees after Closing), 7.10 (Tail Insurance), the last sentence of 7.11(d), the last two sentences of 7.11(e), 7.11(f), 7.11(g) (Employment Matters), 7.12 (Tax Matters), 7.15 (Wrong Pockets), 7.17 (Further Assurances), 7.18 (Refunds and Remittances), 7.21 (Post-Closing Discovery of Contracts), 11.2 (Expenses) and 11.11 (Legal Representation) of the Purchase Agreement (each of which shall only survive the Closing as set forth in Section 10.1 of the Purchase Agreement) and (B) Sellers’ express post-Closing obligations contained in this Side Letter (including with respect to Sellers’ obligation to pay, perform and discharge when due the Excluded Liabilities) and the Post-Closing Agreements (as defined on Schedule 2.a) (collectively, the covenants and obligations described in clauses (A) and (B) of this Section 2.a., “Sellers’ Remaining Post-Closing Covenants”), (y) none of Sellers nor any of their respective Affiliates or Representatives (collectively, the “Seller Related Parties”) shall have any liability or obligation of any nature whatsoever to Buyer or any of its Affiliates or Representatives (including any Prospect Acquired Entity from and after the Closing) arising out of or relating to (i) the Purchase Agreement (including the Post-Closing Reconciliations) or the Transactions, (ii) the ownership of the Acquired Equity Interests, the ownership or operation of the Prospect Acquired Entities, the Purchased Assets, or Assumed Liabilities, in each case, prior to the Closing, or (iii) the use, ownership or operation of the Purchased Business following the Effective Time, and (z) subject to Section 2.b herein, Buyer, its successors, assigns and each of their respective Affiliates or Representatives (collectively, the “Buyer Related Parties”) shall have no liability or obligation of any nature whatsoever arising out of or relating to, and shall not become liable for or subject to, any debt, guaranty obligation of any kind, expense or liability, in each case, with respect to Sellers’ payment, discharge or performance of the Excluded Liabilities. Notwithstanding the foregoing, Buyer shall remain liable under Section 7.11(d) for all applicable liability for a Transferred Employee’s payments and severance rights under its applicable COC Agreement if Buyer hires such Transferred Employee without receiving a COC Release Agreement from such Transferred Employee.

b.
Following the Closing, and except with respect to (A) Buyer’s (including from and after the Closing, any Prospect Acquired Entity) post-Closing covenants and obligations contained in Sections 7.4 (Public Disclosure; Confidentiality), 7.6 (Non-Competition; Non-Solicitation; Non-Disparagement), 7.7 (Release), 7.8 (Access to Records and Employees after Closing), 7.9 (Directors’ and Officers’ Indemnification and Exculpation), 7.10 (Tail Insurance), 7.11(b), 7.11(c), the second sentence of 7.11(d), 7.12 (Tax Matters), 7.13 (R&W Insurance Policy), 7.15 (Wrong Pockets), 7.16 (Post-Closing Prospect Acquired Entity Obligations), 7.17 (Further Assurances), 7.18 (Refunds and Remittances), 7.19 (Use of Business Names) and 7.20 (Waiver of Bulk Sales Law Compliance), 11.2 (Expenses) and 11.11 (Legal Representation) of the Purchase Agreement (each of which shall only survive the Closing as set forth in Section 10.1 of the Purchase Agreement), and (B) Buyer’s express post-Closing obligations contained in any Post-Closing Agreement (collectively, the covenants and obligations described in clauses (A) and (B) of this Section 2.b., “Buyer’s Remaining Post-Closing Covenants”), (y) none of Buyer nor any Buyer Related Party shall have any liability or obligation of any nature whatsoever to Sellers or any of their Affiliates or Representatives arising out of or relating to the Purchase Agreement (including the Post-Closing Reconciliations), the Transactions, or the Excluded Liabilities, and (z) subject to Section 2.a. herein, no Seller Related Party shall be or become liable for or subject to, any debt, guaranty obligation of any kind, expense or liability, in each case, with respect to Buyer’s ownership of the Acquired Equity Interests, the use, ownership or operation of the Prospect Acquired Entities, the Purchased Business, or the Purchased Assets, and Buyer’s payment, discharge or performance of the Assumed Liabilities, in each case, following the Effective Time.
3.
As-Is; No Additional Representations or Warranties. Buyer acknowledges and agrees that, except for the representations and warranties expressly set forth in Articles 4 and 5 of the Purchase Agreement, it is acquiring the Purchased Assets and the Purchased Business on an “AS IS, WHERE IS” basis, with all faults and without any other representation or warranty of any kind, express or implied. Buyer expressly disclaims reliance on any other representations or warranties (other than the representations and warranties expressly set forth in Articles 4 and 5), whether written or oral, express or implied, statutory or otherwise, including any representation or warranty as to the merchantability or fitness for a particular purpose with respect to the physical condition of the Purchased Assets or the property of the Prospect Acquired Entities and the Purchased Business, or the accuracy or completeness of any information, documents, projections, forecasts, or other material made available in the electronic data room, in management presentations, in responses to due diligence requests, or otherwise in connection with the Transactions.
4.
WARN Act Liability. Sellers and Buyer acknowledge that the consummation of the Transactions and actions taken consistent therewith may have triggered certain WARN Act (or similar state or local Laws, including without limitation the California WARN Act) liabilities. As it relates to such potential liabilities and resolving any disputes with respect to the allocation of responsibility therewith, Sellers shall be responsible for and shall cause to be paid all costs, expenses, and liabilities for any WARN Act (or similar state or local Laws, including without limitation the California WARN Act) compliance (the “WARN Act Liabilities”) related to or arising from the consummation of the Transactions; provided, however, up to $1,200,000.00 of such WARN Act Liabilities (the “Sellers’ Allocated WARN Act Liabilities”) shall be allocated to Sellers and $262,839.54 to be borne by Buyer, as reflected in the Closing Statement. From and after the Closing, Sellers shall indemnify and hold the Buyer Related Parties harmless from and against any and all Losses related to, arising out of or in connection with any errors by Sellers in the calculation of payments or the actual payments of the WARN Act Liabilities, including, any liability related to payments that are not made to applicable employees within two weeks of such employees’ last date of employment with Sellers. For the avoidance of doubt, the indemnification required by Sellers herein and/or that remain as one of Sellers’ Remaining Post-Closing Covenants are not limited by, or included in, the Sellers’ Allocated WARN Act Liabilities.

5. Employee Matters.

a.
Sellers and Buyer acknowledge that during the 90-day period immediately following the Closing Date, Buyer will have the option to terminate the employment of any Key Employee identified in the Term Sheet (the “Identified Key Employees”). In the event any Identified Key Employee is terminated during such 90-day period and any severance and/or termination costs and expenses are triggered under a COC Agreement in effect immediately prior to the Closing, Buyer and Sellers will each bear 50% of the costs and expenses related to any severance and/or termination costs and expense associated with Buyer’s termination of such employees, including the employer portion of any employment or other payroll Taxes on any payments; provided, that, (i) Sellers’ aggregate liability for such severance and/or termination costs and expenses shall not exceed $600,000.00 (the “Sellers Employee Liability Amount”), and (ii) to the extent any payment obligation under a COC Agreement in effect immediately prior to the Closing is amended or modified in any way, Sellers’ obligations under this Section 5 shall be limited to what Sellers’ obligations would have been under this Section 5 for such COC Agreement had such COC Agreement not been amended or modified. To effectuate this mutually agreed upon resolution, the Parties further acknowledge that the Sellers Employee Liability Amount has been withheld from the Purchase Price (the “Severance Holdback”), and, on or before October 1, 2025, Buyer will promptly remit to Sellers in immediately available funds to an account designated by Sellers on or before September 26, 2025, all or any remaining portion of the Sellers Employee Liability Amount, after first deducting from the Sellers Employee Liability Amount Sellers’ pro rata portion of the severance and/or termination costs associated with the termination of such employees as set forth herein, if any. Any payments made pursuant to this Section 5 will be treated as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by applicable Law.
b.
Pursuant to Buyer’s request for post-closing, payroll and employee benefits transition support (the “Payroll and Benefits Support”) from Sellers and their Affiliates with respect to Employees of the Hospital Business, Sellers and Buyer acknowledge and agree that Sellers or their Affiliates shall provide the Payroll and Benefits Support to Buyer in accordance with, and pursuant to the terms and conditions of, the Transition Services Agreement. For the avoidance of doubt, Buyer’s indemnification obligation to Sellers provided in the Transition Services Agreement with respect to the Payroll and Benefits Support shall be included as part of Buyer’s Remaining Post Closing Covenants.
c.
Notwithstanding any other provision of the Purchase Agreement, including without limitation Section 7.11(a) of the Purchase Agreement, as of the Closing, Sellers and their Affiliates shall not terminate the employment of an Employee who is the recipient of Payroll and Benefits Support under the Transition Services Agreement. Rather, Sellers and their Affiliates will keep such Employees continuously employed and provide Payroll and Benefits Support pursuant to the Transition Services Agreement until such time as Buyer or one of its Affiliates transition all such Employees onto their payroll and benefits systems and/or the Transition Services Agreement ends. During such time, notwithstanding the Transition Services Agreement, Buyer or one of its Affiliates shall remain such Employees’ employer for all purposes, shall solely control the terms and conditions of such Employees’ employment, and shall indemnify and defend Sellers and the Seller Related Parties from any and all Losses incurred or sustained by, or imposed upon, Sellers and the Seller Related Parties arising out of, with respect to, or in any way related to such Employees’ employment with Buyer or one of the Buyer Related Parties.
6.
Bankruptcy Fees. As a resolution of a potential indemnification claim for reimbursement by Sellers of a portion Buyer’s legal fees and expenses related to the PMH Insolvency, the Closing Statement reflects a reduction of the Closing Payment by $1,000,000.00. Such reduction shall be treated as an adjustment to the Purchase Price for Tax purposes unless otherwise required by a “determination” as defined in Code Section 1313(a).
7.
Tax Matters.
a.
The Parties acknowledge and agree that Buyer Returns will only include those Tax Returns (if any) that could reasonably be expected to reflect any item of taxable income with respect to which any Seller (or any direct or indirect beneficial owner of any Seller) could reasonably be expected to incur a Liability under applicable Law or pursuant to the terms of the Purchase Agreement and this Side Letter.
b.
The Parties acknowledge and agree that Covered Tax Contests will only include those audits, examinations, contests, assessments, notices of Tax deficiency or other Actions with respect to which any Seller (or any direct or indirect beneficial owner of any Seller) could reasonably be expected to be liable under applicable Law or pursuant to the terms of the Purchase Agreement and this Side Letter for any Taxes resulting from the settlement or other resolution of such audit, examination, contest, assessment, notice of Tax deficiency or other Action.
c.
The Parties acknowledge and agree that Section 7.12(n) of the Purchase Agreement is hereby be deemed void and of no further force or effect.
d.
With respect to Section 7.12(o) of the Purchase Agreement, the Parties acknowledge and agree that, notwithstanding anything to the contrary in Section 7.12(o) of the Purchase Agreement, the prior written consent of the Seller Representative will not be required with respect to any amendment, election, filing, or other action described in Section 7.12(o) of the Purchase Agreement, if the making of such amendment, the changing or revocation of such election or the taking of such other action could not reasonably be expected to cause any Seller (or any direct or indirect beneficial owner of any Seller) to incur any Liability under applicable Law or pursuant to the terms of the Purchase Agreement and this Side Letter.
e.
The Parties acknowledge and agree that (i) the Seller Representative (on behalf of Sellers) shall have no obligation to make any payment otherwise required to be made pursuant to either the last sentence of Section 7.12(b) of the Purchase Agreement or the last sentence of Section 7.12(c) of the Purchase Agreement and (ii) all Liabilities disclosed on Section 5.7(a) of the

Disclosure Schedules (including any such Liabilities that are also disclosed on Section 5.7(m) of the Disclosure Schedules) constitute Accrued Taxes.
8.
Sole and Exclusive Remedy. The representations and warranties of the Parties set forth in the Purchase Agreement shall not survive the Closing, and no Party shall have any liability or obligation to the other with respect thereto following the Closing; provided, however, nothing set forth herein shall limit Buyer’s ability to seek recovery under the R&W Insurance Policy for indemnification that it would otherwise be entitled to pursuant to Section 10.2(a) of the Purchase Agreement; provided, further, that, notwithstanding anything to the contrary contained herein, nothing set forth herein shall limit either Party’s remedies with respect to the Sellers’ Remaining Post-Closing Covenants or the Buyer’ Remaining Post-Closing Covenants, as applicable.
9.
Fraud. Notwithstanding anything to the contrary in the Purchase Agreement or this Side Letter, nothing shall limit or restrict Buyer’s ability to bring a claim against Sellers for Fraud with respect to the express representations and warranties set forth in Articles 4 and 5 of the Purchase Agreement, the post-closing covenants set forth in this Side Letter, the Sellers’ Remaining Post-Closing Covenants or the Buyer’ Remaining Post-Closing Covenants. Notwithstanding anything to the contrary in the Purchase Agreement or this Side Letter, nothing shall limit or restrict Sellers’ ability to bring a claim against Buyer for Fraud with respect to the express representations and warranties set forth in Article 6 of the Purchase Agreement, the post-closing covenants set forth in this Side Letter, the Sellers’ Remaining Post-Closing Covenants or the Buyer’ Remaining Post-Closing Covenants.
10.
Ratification. Except as otherwise expressly set forth herein (including in the Term Sheet, which is expressly incorporated herein), all terms and provisions of the Purchase Agreement shall continue to remain in full force and effect and this Side Letter and the Purchase Agreement shall be read together and construed as a single instrument. Notwithstanding anything herein or in the Purchase Agreement or any Post-Closing Agreement to the contrary, in the event of any conflict between this Side Letter (including the terms set forth in the Term Sheet), on the one hand, and the Purchase Agreement or any Post-Closing Agreement, on the other hand, the provisions of this Side Letter shall govern with respect to such conflict and in the event of a conflict between this Side Letter and the Term Sheet, the terms of this Side Letter shall govern with respect to such conflict.
11.
Application of Certain Provisions. Schedule A (Definitions) and Sections 11.1 - 11.2, 11.4 - 11.7, and 11.9 - 11.14 (Miscellaneous) of the Purchase Agreement shall apply to this Side Letter, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this side letter effective as of the date first above written.

“Astrana”

ASTRANA HEALTH, INC.

By:	/s/ Brandon Sim
Name:	Brandon Sim
Title:	Chief Executive Officer

[Signature Page to Side Letter]

“Buyer”

ASTRANA HEALTH, INC

By:	/s/ Brandon Sim
Name:	Brandon Sim
Its:	Chief Executive Officer

ASTRANA HEALTH MANAGEMENT, INC.

By:	/s/ Thomas Lam, M.D.
Name:	Thomas Lam, M.D.
Its:	Chief Executive Officer

ASTRANA CARE HOSPITAL, LLC

By:	/s/ Thomas Lam, M.D.
Name:	Thomas Lam, M.D.
Its:	President

METROPOLITAN IPA

By:	/s/ Thomas Lam, M.D.
Name:	Thomas Lam, M.D.
Its:	President and Treasurer

AMG, A CALIFORNIA PROFESSIONAL

MEDICAL CORPORATION

By:	/s/ Thomas Lam, M.D.
Name:	Thomas Lam, M.D.
Title:	Chief Executive Officer & Secretary

[Signature Page to Side Letter]

[Signature Page to Side Letter]

APOLLOCARE PARTNERS OF TEXAS PLLC

By: Astrana Health Enablement of Texas, Inc., its

Member

By:	/s/ Thomas Lam, M.D.
Name:	Thomas Lam, M.D.
Its:	Authorized Officer

ASTRANACARE PARTNERS OF ARIZONA,

LLC

By: Apollo Medical Holdings, Inc., its Manager

By:	/s/ Chandan Basho
Name:	Chandan Basho
Its:	Chief Financial Officer

[Signature Page to Side Letter]

ASTRANA CARE RX, LLC

By:	/s/ Brandon Sim
Name:	Brandon Sim
Title:	Chief Executive Officer

ASTRANA HEALTH ENABLEMENT OF

RHODE ISLAND, INC.

By:	/s/ Brandon Sim
Name:	Brandon Sim
Title:	Chief Executive Officer

ASTRANA CARE PARTNERS OF RHODE

ISLAND, INC.

By:	/s/ Martin J. Kerzer, D.O.
Name:	Martin J. Kerzer, D.O.
Title:	Chief Executive Officer

APOLLOCARE PARTNERS OF TEXAS 2

By:	/s/ Carlos Palacios, M.D.
Name:	Carlos Palacios, M.D.
Title:	President

[Signature Page to Side Letter]

ASTRANA CARE PARTNERS ACO

RHODE ISLAND, LLC

By:	/s/ Brandon Sim
Name:	Brandon Sim
Title:	Chief Executive Officer

[Signature Page to Side Letter]

[Signature Page to Side Letter]

[Signature Page to Side Letter]

[Signature Page to Side Letter]

“Sellers”

PHP HOLDINGS, LLC

By: Prospect Healthcare Facilities Management,

LLC, its Manager

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PHS HOLDINGS, LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT INTERMEDIATE HOLDINGS, LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT PROVIDER GROUP RI, LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT MEDICAL SYSTEMS, LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

[Signature Page to Side Letter]

PROSPECT PROVIDER GROUP TX, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT HEALTH SERVICES TX, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT HEALTH SERVICES AZ, LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT MEDICAL GROUP AZ, LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

RIGHTRX

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT PHYSICIAN HOLDINGS, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

[Signature Page to Side Letter]

PROSPECT INTERMEDIATE PHYSICIAN

HOLDINGS, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

NEW GENESIS MEDICAL ASSOCIATES, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PRIMARY AND MULTI-SPECIALTY CLINICS

OF ANAHEIM, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT HEALTH SOURCE MEDICAL

GROUP, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

GENESIS HEALTHCARE OF SOUTHERN

CALIFORNIA, INC., A MEDICAL GROUP

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT MEDICAL GROUP, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

[Signature Page to Side Letter]

NUESTRA FAMILIA MEDICAL GROUP, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

STARCARE MEDICAL GROUP, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT PROFESSIONAL CARE MEDICAL

GROUP, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT NWOC MEDICAL GROUP, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

UPLAND MEDICAL GROUP, A

PROFESSIONAL MEDICAL CORPORATION INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

POMONA VALLEY MEDICAL GROUP, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

[Signature Page to Side Letter]

PROSPECT WEST COAST ACO HOLDINGS,

LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROSPECT ACO, LLC

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

PROMED HEALTH CARE ADMINISTRATORS

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

CARE@HOME SOLUTIONS CA, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Its:	Senior Vice President

[Signature Page to Side Letter]

“Seller Representative”

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ Von Crockett
Name:	Von Crockett
Title:	Chief Executive Officer

[Signature Page to Side Letter]